Contractual Maturity Dates of the Various Borrowings (Detail) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Disclosure Contractual Maturity Dates Of The Various Borrowings [Abstract]
2015	$ 109,830
2015	449,910
2016	8,882
2017	8,918
2019	122,285
2020 and beyond	562,887
Floating rate senior term loan	$ 1,262,712	$ 1,370,834